MORGAN STANLEY DEAN WITTER           [LOGO]                       September 1999
Securitized Products Group

                      Approximately $385,000,000 (+ 10%)
                                                  -

                 {Saxon Asset Securities Trust, Series 1999-4}

                                    --OR--

                   {Morgan Stanley Capital I, Series 1999-2}

                             Saxon Mortgage, Inc.
                          Seller and Master Servicer

                       Meritech Mortgage Services, Inc.
                                   Servicer

                            Transaction Highlights
                            ----------------------

                Approx                                                        Average Life
              Class Size        Tranche Type / Collateral   Expected Ratings   (years)
 Class/(1)/  ($millions)                 Group               (Moody's / S&P)   Approx.     Legal Final/(2)/  Spread    Benchmark
===================================================================================================================================
  A1         302.225 (+ 10%)     Floater / ARM               Aaa / AAA        2.1-2.7       * 30 Years               1-month LIBOR
                      -
  M1         29.8375 (+ 10%)  Floater Mezzanine / ARM        Aa2 / AA         4.3-5.0       * 30 Years               1-month LIBOR
                      -
  M2         25.025  (+ 10%)   Floater Mezzanine / ARM        A2 / A          4.3-5.0       * 30 Years               1-month LIBOR
                      -
  B1         27.9125 (+ 10%)  Floater Subordinate / ARM      Baa2 / BBB       4.3-5.0       * 30 Years               1-month LIBOR
                      -
-----------------------------------------------------------------------------------------------------------------------------------
Total       $385.00  (+ 10%)          --                        --              --              --            --          --
                      -
-----------------------------------------------------------------------------------------------------------------------------------

     (1) All numbers are approximate
     (2) The Legal Final date is as of the date of prefunding, which can be 1-90 days after settlement

Seller and Master Servicer:    Saxon Mortgage, Inc.

Servicer:                      Meritech Mortgage Services, Inc.

Trustee:                       Chase Bank of Texas, NA

Managers:                      MORGAN STANLEY DEAN WITTER

Collateral:                    Floating-rate conventional home equity loans
                               secured by first lien mortgages. See "Collateral
                               Description" within for more detail.

Prepayment Speed:

Floating-Rate Certificates:    All classes are priced at 100% of the prepayment
                               assumption ("PPC"). 100% PPC describes
                               prepayments starting at 4.0% CPR in month 1, increasing by approximately 1.476% CPR per month to 35% CPR in month 22, and remaining at 35% CPR thereafter.

Expected Pricing Date:         {September xx, 1999}

Expected Settlement:           {On or before November 23/rd/, 1999, through DTC,
                               Euroclear and CEDEL.}


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise discriminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


* less than or equal to

                            Transaction Highlights
                            ----------------------
                                  (continued)

Distribution Dates:           The 25th of each month, beginning December 1999.
                              First coupon will be set TWO business days before settlement date.

Adjustable Rate Available     All of the classes are subject to an available
Funds Cap:                    funds cap. The cap is calculated as the total
                              scheduled interest for the related due period on the loans less the monthly servicing fee and the master servicing fee (totaling approximately
                              0.55%) divided by the outstanding certificate principal balance (divided by actual/360).
                              Shortfalls due to this available funds cap WILL be carried forward (but will not earn interest).

Carryover Amount:             If on any Distribution Date the Pass Through Rate
                              for a Class of the Certificates is based on the Available Funds Cap, the excess of (i) the amount of interest that such Class would have been entitled to receive on such Distribution Date based on LIBOR plus the Applicable Spread (but not more than the weighted average of the maximum lifetime net Mortgage Interest Rates) over (ii) the amount of interest such Class received on such Distribution Date based on the Available Funds
                              Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass
                              Through Rate, without giving effect to the Available Funds Cap)

Interest Carry Forward:       Any interest due but not paid to the certificates
                              is carried forward and paid in future periods to the extent interest funds are available. Any
                              Interest Carry Forward amount WILL earn interest at the current certificate rate.

Clean-up Call:                10% of original aggregate mortgage loan principal
                              balance

Coupon Step Up:               After the Clean-up Date and should the 10% Clean-
                              up Call not be exercised the spread to LIBOR on Classes {?} will double, and the spread to LIBOR on Classes {?} will increase by 50% as an incentive for Saxon to call the bonds.

Prefunding:                   At closing, the Depositor may deposit funds into a
                              Prefunding Account to be used to purchase additional mortgage loans during a set period (not to exceed 90 days). Any amounts remaining in the account at the end of the period will be distributed as a prepayment of principal to the holders of the Certificates.

Tax Status:                   REMIC

ERISA Eligibility:            The senior certificates are ERISA eligible; All
                              other Certificate Classes are NOT ERISA eligible.

SMMEA Eligibility:            Only the Class AV-1 and MV-1 certificates are
                              SMMEA eligible.



This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicable pattern. This information may not be used or otherwise discriminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                            Collateral Description
                            ----------------------

                       Adjustable Rate Home Equity Loans
                       ---------------------------------

Aggregate Pool Balance:                 $385,000,000 (+ 10%)
                                                      -

Wtg Average Coupon:                     9.5% - 10.25%

Wtg Average Margin:                     6.10% - 6.50%

Wtd Average Life Cap:                   14% - 17%

Wtg Average Life Floor:                 9.0% - 10.0%

Wtd Average Original Amort Term:        355-360 months

Wtd Average Rem Amort Term:             350-360 months

Wtd Average CLTV:                       75%-80%

Wtd Average FICO Score:                 560-600

Minimum Loan Type Distribution:         2/28:  more than 50%

                                        3/27:  less than 50%
Full Documentation                      more than = 72%
Stated Documentation                    less than = 20%

Borrower Quality Statistics             A- or Better more than = 50%
                                        D less than = 5%



This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Saxon Mortgage, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise discriminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, pleasae note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.